MERCER FUNDS

SUPPLEMENT
TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2025

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Short Duration Fixed Income Fund

(each a “Fund” and collectively, the “Funds”)

The date of this Supplement is July 23, 2026.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved, and the shareholders of each Fund have subsequently approved, an amended Investment Management Agreement for each Fund and the election of the Trustees of the Trust. Effective as of the date of this Supplement, the following changes are made in the SAI:

1.	The “Management of the Trust” section on pages 29-35 of the SAI is deleted in its entirety and replaced as follows:

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below. The address of the executive officers of the Trust is 99 High Street, Boston, Massachusetts 02110.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Adela M. Cepeda 99 High Street Boston, MA 02110 (67)	Chairperson and Trustee	Chairperson since 2025; Trustee since 2005	Ms. Cepeda is a General Partner, Angeles Ventures Funds (from 2024 to present). Ms. Cepeda was Managing Director at PFM Financial Advisors LLC (from 2016 through 2019). Ms. Cepeda was the Founder and President of A.C. Advisory, Inc. (from 1995 to 2016).	6	Ms. Cepeda is a Director or Trustee of: The UBS Funds (9 portfolios); Morgan Stanley Pathway Funds (11 portfolios); and BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.).
Gail A. Schneider 99 High Street Boston, MA 02110 (77)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JP Morgan Chase & Co.	6	Ms. Schneider formerly served as a Trustee of The Herman Goldman Foundation and as a Director of the International Association of Financial Planners.

Luis A. Ubiñas 99 High Street Boston, MA 02110 (63)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	6	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.
Joan E. Steel 99 High Street Boston, MA 02110 (72)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	6	Ms. Steel is a Director of the Rush University Medical Center and serves on the Advisory Council of the University of Chicago Physical Sciences Division. Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.
Eva De La Rosa 99 High Street Boston, MA 02110 (52)	Trustee	Trustee since 2026	Ms. De La Rosa is the Chief Marketing Officer at Antalpha Platform Holding Co. since 2026. She was Managing Director and Head of North America Marketing at BlackRock, Inc. from September 2022 to July 2024. She previously was Head of Global Networks Marketing, Personal Banking and Wealth Management at Citigroup from May 2020 to August 2022.	6	Ms. De La Rosa is an Advisory Board Member for the 50/50 Women on Boards. Ms. De La Rosa served on the National Board of Directors of Thrive Scholars from 2024 to 2026.

Interested Trustee

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen Gouthro(2) 99 High Street Boston, MA 02110 (58)	Trustee, President, and Chief Executive Officer	Trustee since 2026; President and Chief Executive Officer since 2024	Mr. Gouthro is a partner at the Adviser and Global Chief Operating Officer for the Adviser. Mr. Gouthro joined the Adviser in 2018.	6	None.

(1)	Each Trustee holds office for an indefinite term.
(2)	Mr. Gouthro is considered an “interested person” of the Trust (as defined in the 1940 Act) due to his relationship with the Adviser.
*	The “Fund Complex” consists of the Trust, which has six portfolios.

Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jon Gezotis (46)	Vice President and Assistant Treasurer	Since 2024	Mr. Gezotis is a partner at Mercer and US Chief Operating Officer (COO) for Mercer Wealth and Investments business since 2024. Prior to joining Mercer, Mr. Gezotis was Managing Director at Citibank in a global role overseeing Product Management and go to market strategies.

Fred Keyo (42)	Chief Financial Officer, Vice President, Assistant Treasurer	Since 2026	Mr. Keyo is Principal and the Head of Fund Administration at Mercer Investments LLC since 2026. Prior to 2026, Mr. Keyo was Senior Manager, Fund Administration at Mercer Investments LLC since 2018.

Andrew McDougall (42)	Chief Investment Officer and Vice President	Since 2026	Mr. McDougall is Chief Investment Officer at Mercer Investments LLC since 2026. Most recently, he served as Global Head of Multi-Asset and before that he was Head of Portfolio Management in Europe. Mr. McDougall joined Mercer in 2007.

Colin J. Dean (49)	Vice President and Assistant Secretary	Since 2021++	Mr. Dean is Global Chief Counsel, Investments since 2018. He served as Senior Legal Counsel - Investments for Mercer Investments LLC from 2010 to 2018.

Caroline Hulme (40)	Vice President, Chief Legal Officer and Secretary	Since 2021++	Ms. Hulme is Chief Investment Funds and Solutions Counsel, US & Canada for Mercer Investments LLC since 2023. She served as Senior Legal Counsel, Investments from 2018 to 2023.

Kenneth Earley (52)	Vice President and Assistant Secretary	Since 2023	Mr. Earley is Senior Legal Counsel, Investments at Mercer Investments LLC since 2022. Prior to joining Mercer, he was in private practice as Counsel in the corporate practice group of Morse, Barnes - Brown & Pendleton, P.C. from 2021 to 2022, and as a Senior Associate in the investment management practice group at Morgan, Lewis & Bockius LLP from 2015 to 2020.

Larry Vasquez (58)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Senior Portfolio Manager of Mercer Investments LLC since 2012.

Emma Koch (41)	Vice President	Since 2025

Ms. Koch is a Vice President and Portfolio Manager of Mercer Investments LLC. Prior to joining Mercer in 2024, Ms. Koch was an Executive Director at J.P. Morgan on the institutional interest rate derivatives sales desk.

Sean Chatburn (52)	Vice President	Since 2024	Mr. Chatburn is a Vice President and Senior Portfolio Manager of Mercer Investments LLC., since 2024.

Michael Minella (55)	Chief Compliance Officer and AML Compliance Officer	Since June 2026	Mr. Minella is a Director and Fund Chief Compliance Officer at ACA Group since 2022. Prior to joining ACA, he was a Director of Audit and Risk Strategy and Planning and Vice President and Director of Funds Treasurer’s Office and Investment and Adviser Compliance at Fidelity Management and Research Company.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++	Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, all of whom are not “interested persons” of the Trust or the Adviser, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Adviser, is appropriate, in light of the services that the Adviser provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s and the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Adela M. Cepeda. Ms. Cepeda has served as an Independent Trustee of the Trust since 2005 and has been most recently approved by shareholders of the Trust on June 15, 2026. Ms. Cepeda has no relationships that would impair her independence to the Trust. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-

for-profit organizations. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda was Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc. Ms. Cepeda is now a General Partner of Angeles Ventures Funds.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009 and has been most recently approved by shareholders of the Trust on June 15, 2026. Ms. Schneider has no relationships that would impair her independence to the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. As Executive Vice President, Ms. Schneider was responsible for the management of the Retail Investment and Banking businesses as well as Fiduciary businesses, including the J.P. Morgan Chase & Co. Trust Department and Retirement Services. Most recently, Ms. Schneider has worked as a self-employed consultant, introducing positive psychology principles into the domains of business and education.

Luis A. Ubiñas. Mr. Ubiñas has served as an Independent Trustee of the Trust since 2019 and has been most recently approved by shareholders of the Trust on June 15, 2026. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations,  including as Chair of the Statue of Liberty-Ellis Island Foundation.

Joan E. Steel. Ms. Steel has served as an Independent Trustee of the Trust since 2020 and has been most recently approved by shareholders of the Trust on June 15, 2026. Ms. Steel has no relationships that would impair her independence to the Trust. Ms. Steel’s experience has included serving as Founder and Chief Executive Officer of Alpha Wealth Advisors LLC, an independent financial consulting firm, advising family offices, private foundations and endowments in the U.S. and South America. She previously served as a Senior Vice President, Capital Group Private Client Services. Ms. Steel began her career as an institutional fixed income broker at Salomon Brothers and brings extensive global investment experience. Additionally, she has served on the boards of various non-profits and private companies.

Eva De La Rosa. Ms. De La Rosa has served as an Independent Trustee of the Trust since 2026 and has been most recently approved by shareholders of the Trust on June 15, 2026. Ms. De La Rosa has no relationships that would impair her independence to the Trust. Ms. De La Rosa’s experience has included serving as Managing Director and Head of North America Marketing at BlackRock, Inc. Most recently, Ms. De La Rosa has served on the boards of non-profit organizations and is the Chief Marketing Officer at Antalpha Platform Holding Co. since 2026.

Stephen Gouthro. Mr. Gouthro has served as an Interested Trustee of the Trust since 2026 and has been most recently approved by shareholders of the Trust on June 15, 2026. Mr. Gouthro has been the Global Chief Operating Officer for the Adviser since 2018.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Audit Committee, and Ms. Steel serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding its internal control over financial reporting; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2025, the Audit Committee met four times.

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Nominating and Corporate Governance Committee, Ms. Schneider serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and

Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investments LLC, 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
•	with respect to service as an Independent Trustee, whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Adviser and the Subadvisers, Trust service providers, or their affiliates;
•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and
•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes would provide added skills, experiences or perspectives to the Board’s membership.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2025, the Nominating and Corporate Governance Committee met two times.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser, its affiliates, and the Subadvisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board or the Chairperson regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Adviser’s Chief Investment Officer (or a senior representative of her office), the Trust’s Chief Compliance Officer, and the Subadvisers’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairperson maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Adviser (including the LRC and derivatives risk management committee), or its affiliates, and the Subadvisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, liquidity, credit, investment research, securities lending and derivatives. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2024:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Independent Trustees

Adela M. Cepeda	None	None
Eva De La Rosa	None	None
Gail A. Schneider	None	None
Luis A. Ubiñas	None	None
Joan E. Steel	None	None
Interested Trustee
Stephen Gouthro	None	None

As of December 31, 2024, the Trustees did not own any securities issued by the Adviser, the Distributor, or a Subadviser, or any company controlling, controlled by, or under common control with the Adviser, the Distributor, or a Subadviser.

TRUSTEES’ COMPENSATION

The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2025:

Name of Trustee	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees[1]

Adela M. Cepeda	$240,750	None	$240,750
Gail A. Schneider	$252,250	None	$252,250
Luis A. Ubiñas	$218,000	None	$218,000
Joan E. Steel	$235,000	None	$235,000

1  Eva De La Rosa and Stephen Gouthro became Trustees of the Trust on June 15, 2026 and therefore did not receive compensation during the fiscal year ended March 31, 2025.

No officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. Effective January 1, 2026, the Trust pays each Independent Trustee an annual retainer of $150,000. In addition, the Trust pays the Chairperson of the Board $40,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $17,000 per year, and the Chairperson of the Audit Committee $17,000 per year. The Trust also pays each Independent Trustee $11,250 per regular in-person Board meeting attended, $10,000 per ad-hoc in-person Board meeting attended, and $5,000 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating and Corporate Governance Committee additionally receives $6,000 and $5,000, respectively, per Committee meeting attended.

2.	The second, third and fourth paragraphs of the “Investment Adviser” section on page 37 of the SAI is deleted in its entirety and replaced as follows:

The Adviser provides investment advisory services to each Fund pursuant to the Amended and Restated Investment Management Agreement, dated July 1, 2026, as may be amended, between the Trust and the Adviser (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Adviser generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Adviser may hire one or more Subadvisers for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Adviser continuously monitors each Subadviser’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds, and, (where appropriate) administers the investment programs of the Funds. The Adviser furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.

The Adviser is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; state and federal registration fees; and the fees and expenses related to the Trust’s (not the Adviser’s) compliance program.

Pursuant to the Management Agreement, each Fund pays the Adviser a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. For its investment services, the Adviser receives the annual investment management fees, set forth below as a percentage of the relevant Fund’s average daily net assets:

	Adviser Investment Management Fee* On Net Assets
Funds	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Mercer US Small/Mid Cap Equity Fund	0.62%	0.60%	0.55%
Mercer Non-US Core Equity Fund	0.59%	0.57%	0.52%
Mercer Emerging Markets Equity Fund	0.57%	0.55%	0.50%
Mercer Core Fixed Income Fund	0.30%	0.28%	0.23%
Mercer Opportunistic Fixed Income Fund	0.57%	0.55%	0.50%
Mercer Short Duration Fixed Income Fund	0.29%	0.27%	0.22%

3.	The following paragraph is added to the “Administrative, Accounting, and Custody Services” section on page 43 of the SAI:

Administrative Services. The Adviser provides certain non-advisory services to the Funds under a Legal and Treasury Administrative Services Agreement (the “Administrative Services Agreement”). The Administrative Services Agreement includes certain services relating to legal services, legal administration services, preparing Board meeting materials, procurement of insurance coverage, among other services. In consideration of the services to be rendered by the Adviser pursuant to the Administrative Services Agreement, the Fund will pay the Adviser an amount equal to the Adviser’s reasonable costs and expenses incurred in providing such services, but in no case will such compensation exceed the annual rate of 0.01% (one basis point) of the average daily net assets of the Fund. The Funds did not pay any fees under the Administrative Services Agreement for the fiscal years ended March 31, 2023, 2024 or 2025.